Power of Attorney

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Lizbeth J. Stenmark, Richard W. Schelin and Roberta

L. Louis, signing singly, the undersigneds true and lawful attorney-in-

fact to:

(1) execute for and on behalf of the undersigned, in the

undersigneds capacity as an officer and/or director of Forest

Oil Corporation (the Company), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and

the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete

and execute any such Form 3, 4, or 5, complete and execute

any amendment or amendments thereto, and timely file such

form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-

fact, may be of benefit to, in the best interest of, or

legally required by, the undersigned, it being understood

that the documents executed by such attorney-in-fact on

behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in such

attorney-in-facts discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing

attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused the Power of

Attorney to be executed as of the 17th day of January, 2005.

/s/ CYRUS D. MARTER IV______________

 Cyrus D. Marter IV